Exhibit 10.2

ASSIGNMENT AND ASSUMPTION OF

REVOLVING LOAN NOTE

THIS ASSIGNMENT AND ASSUMPTION OF REVOLVING LOAN NOTE (this “Assignment”), is entered into as of June 29, 2018, by BANK OF MONTREAL (“Assignor”), in favor of BMO HARRIS BANK N.A. (“Assignee”), and is consented to by TWIN DISC, INCORPORATED, a Wisconsin corporation (“Borrower”).

RECITALS:

A.      Assignor holds a Revolving Loan Note, dated April 22, 2016, from Borrower in the principal amount of Forty Million Dollars ($40,000,000) (the “Note”), a copy of which is attached hereto as Exhibit A, which was executed and delivered to Bank pursuant to that certain Credit Agreement, dated April 22, 2016, by and among Borrower, Assignor and the lenders party thereto (the “2016 Credit Agreement”);

B.     Contemporaneously herewith, Assignee will refinance the credit facilities extended by Assignor to Borrower under the 2016 Credit Agreement, and finance additional credit facilities, pursuant to that certain Credit Agreement, dated as of the date hereof, by and between Assignee and Borrower (the “2018 Credit Agreement”);

C.     Assignor desires to assign to Assignee all of its right, title, benefits and obligations in, to and under the Note, and Assignee desires to accept such assignment.

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated herein and made a part hereof, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

1.     Assignment and Assumption. Assignor hereby assigns to Assignee, and Assignee hereby assumes from Assignor, all of Assignor’s rights and obligations in, to and under the Note. The assignment set forth in this Section 1 shall be without recourse to or representation or warranty (except as expressly provided in this Assignment, in the other documents executed in connection with this Assignment, or in the Note, as assigned) by Assignor.

2.     Assumption by Assignee. Assignee hereby assumes all of Assignor’s rights, title, benefits and obligations in, to and under the Note.

3.     No Termination. The parties hereto acknowledge and agree that notwithstanding any terms or conditions contained in the Note to the contrary, neither this Assignment, nor any other assignment, amendment or restatement of any other Loan Document (as defined in the 2016 Credit Agreement), shall trigger a termination of the Note.

4.     No Novation. It is the intention of the parties hereto that this Assignment not constitute a novation of the obligations under the Note and that, from and after the date hereof, the Note shall be amended hereby and all references herein to “hereunder,” “hereof,” or words of like import and all references in any Loan Documents or any documents entered into in connection therewith to the “Note” or words of like import shall mean and be a reference to the Note as assigned hereby as and as hereafter amended, supplemented, restated or renewed.

5.     Ratification. As hereby assigned, the Note and all representations and warranties provided therein are hereby ratified, approved and confirmed in all respects.

6.     Conflict. In the event of a conflict between the terms and conditions of this Assignment and the terms and conditions of the Note, the terms and conditions of this Assignment shall control.

7.     Counterparts. This Assignment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

8.     Capitalized Terms. Capitalized terms used but not otherwise defined in this Assignment shall have the definitions given said terms in the 2018 Credit Agreement.

9.     Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin without regard to its conflicts of law principles.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first above written.

ASSIGNOR:

BANK OF MONTREAL

By:
Jason Hoefler, Managing Director

ASSIGNEE:

BMO HARRIS BANK N.A.

By:
Mark Czarnecki, Senior Vice President

Consented to by BORROWER:

TWIN DISC, INCORPORATED

By:
Jeffrey S. Knutson, Vice President –
Finance and Chief Financial Officer

[Signature Page to Assignment and Assumption of Revolving Loan Note]

Exhibit A

Copy of Revolving Loan Note

See attached.

[Signature Page to Assignment and Assumption of Revolving Loan Note]